Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: March 5-29, 2009

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/ Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	Yes
Schedule of Professional Fees Paid	MOR-1b	Yes
Copies of bank statements		Yes
Cash disbursements journals		Yes
Statement of Operations	MOR-2	Yes
Balance Sheet	MOR-3	Yes
Status of Post-petition Taxes	MOR-4	Yes
Copies of IRS Form 6123 or payment receipt		N/A
Copies of tax returns filed during reporting period		N/A
Summary of Unpaid Post-petition Debts	MOR-4	Yes
Listing of aged accounts payable	MOR-4	Yes
Accounts Receivable Reconciliation and Aging	MOR-5	Yes
Debtor Questionnaire	MOR-5	Yes

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Blake Tahana	April 30, 2009
Signature of Authorized Individual*	Date

Blake Tahana	EVP & CFO
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: March 5-29, 2009

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statement.  The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filled.  The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns.  The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1).  Attach copies of the bank statements and the cash disbursements journal.  The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page.  A bank reconciliation must be attached for each account.  [See MOR-1 (CONT)]

	BANK ACCOUNTS				CURRENT MONTH		CUMULATIVE FILING TO DATE
	OPER.	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	801,229	0		0	801,229		801,229
RECEIPTS
CASH SALES
ACCOUNTS RECEIVABLE	2,154				2,154		2,154
LOANS AND ADVANCES
SALE OF ASSETS
OTHER (ATTACH LIST)	1,627,925			640,000	2,267,925		2,267,925
TRANSFERS (FROM DIP ACCTS)	13,000,000				13,000,000		13,000,000

TOTAL RECEIPTS	14,630,079			640,000	15,270,079		15,270,079

NET PAYROLL	286,500				286,500		286,500
PAYROLL TAXES	165,619				165,619		165,619
SALES, USE & OTHER TAXES
INVENTORY PURCHASES
SECURED RENTAL/LEASES	10,869				10,869		10,869
INSURANCE	1,336,746				1,336,746		1,336,746
ADMINISTRATIVE	285,601				285,601		285,601
SELLING
OTHER (ATTACH LIST)	10,545,137				10,545,137		10,545,137

OWNER DRAW*
TRANSFERS (TO DIP ACCTS)

PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES
COURT COSTS
TOTAL DISBURSEMENTS	12,630,472				12,630,472		12,630,472

NET CASH FLOW
(RECEIPTS LESS DISBURSEMENTS)	1,999,607				1,999,607		1,999,607

CASH - END OF MONTH	2,800,836			640,000	3,440,836		3,440,836

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS (LESS TRANSFERS TO OTHER ACCOUNTS)		$11,990,472
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		$11,990,472

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: March 5-29, 2009

BANK RECONCILIATIONS

Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account.  The debtor’s bank reconciliation may be substituted for this page.

BALANCE PER BOOKS	Operating	Payroll	Tax	Other
	#	#	#	#

BANK BALANCE
(+) DEPOSITS IN TRANSIT (ATTACH LIST)
(-) OUTSTANDING CHECKS (ATTACH LIST)
OTHER (ATTACH EXPLANATION)
ADJUSTED BANK BALANCE*

*Adjusted bank balance must equal balance per books

DEPOSITS IN TRANSIT	Date	Amount	Date	Amount	Date	Amount	Date	Amount

CHECKS OUTSTANDING	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount

OTHER (RECEIPTS)
Foreign Exchange Revaluation	22,481
Funding from various business units	1,050,000
Interest on Escrow acct.	489,131
Interest on various bank accounts	271
ATM Revenue	24,068
Investment Interest	286
GST Refund	40,947
Various cash receipts	741

OTHER (DISBURSEMENTS)
Employee Travel Expenses	77,243
Reversal of held checks	(226,935)
Contributions to JV interests	5,150,000
401K payments/advances	378,381
Cash Advanced to various business units	2,100,000
Daily Cash Sweeps to business units	2,426,448
Transfer to Utility Account	640,000

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: March 5-29, 2009

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

This schedule is to include all retained professional payments from case inception to current month.

				Check		Amount Paid		Year-To-Date
Payee	Period Covered	Amount Covered	Payor	Number	Date	Fees	Expenses	Fees	Expenses
None

FORM MOR-1b

(04/07)

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: March 5-29, 2009

STATEMENT OF OPERATIONS

(Income Statement)

The Statement of Operations is to be prepared on an accrual basis.  The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	Month	Cumulative Filing to Date
Gross Revenues	$	$
Less: Returns and Allowances
Net Revenue	$	$
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory
Cost of Goods Sold
Gross Profit
OPERATING EXPENSES
Advertising	(25,807)	(25,807)
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs	51,263	51,263
Insider Compensation*	(167,496)	(167,496)
Insurance	105,073	105,073
Management Fees/Bonuses	(1,229,567)	(1,229,567)
Office Expense	(14,269)	(14,269)
Pension & Profit-Sharing Plans
Repairs and Maintenance	19,559	19,559
Rent and Lease Expense	68,210	68,210
Salaries/Commissions/Fees	288,730	288,730
Supplies
Taxes - Payroll
Taxes - Real Estate
Taxes - Other
Travel and Entertainment	153,229	153,229
Utilities
Other (attach schedule)	449,563	449,563
Total Operating Expenses Before Depreciation
Depreciation/Depletion/Amortization	1,622,257	1,622,257
Net Profit (Loss) Before Reorganization Items	(1,320,745)	(1,320,745)
OTHER INCOME AND EXPENSES
Other Income (attach schedule)	(24,093)	(24,093)
Interest Expense	3,601,333	3,601,333
Other Expense (attach schedule)	1,019,631	1,019,631
Net Profit (Loss) Before Reorganization Items	(5,917,616)	(5,917,616)
REORGANIZATION ITEMS
Professional Fees
U.S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses
Income Taxes	4,621,440	4,621,440
Net Profit (Loss)	$(10,539,056)	$(10,539,056)

* “Insider” is defined in 11 U.S.C. Section 101(31).

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: March 5-29, 2009

STATEMENT OF OPERATIONS - continuation sheet

BREAKDOWN OF “OTHER” CATEGORY	Month	Cumulative Filing to Date

Other Costs
Write Off of Deferred costs	815,603	815,603
Other	204,028	204,028

Other Operational Expenses

Other Income
ATM Revenues	24,068	24,068
Other Miscellanceous	25	25

Other Expenses
Memberships & Subscriptions	3,744	3,744
Audit	116,666	116,666
Tax Fees	85,523	85,523
Legal Expenses	135,859	135,859
Consulting Fees	23,659	23,659
Shareholder Info	28,433	28,433
Trademarks & Logos	1,132	1,132
Filing & Lobbying	3,625	3,625
MSI Intercompany Fees	61,622	61,622
Bank Service Charges	13,371	13,371
Foreign Exchange Gain	(24,071)	(24,071)
Other Reorganization Expenses

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:

Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

FORM MOR-2 CONT’D

(04/07)

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: March 5-29, 2009

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only.  Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS CURRENT ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Unrestricted Cash and Equivalents	2,806,042	806,435
Restricted Cash and Cash Equivalents (see continuation sheet)	640,000
Accounts Receivable (Net)	656,963	539,865
Notes Receivable
Inventories
Prepaid Expenses	1,424,935	4,201,995
Professional Retainers
Other Current Assets (attach schedule)
TOTAL CURRENT ASSETS	$5,527,940	$5,548,295
PROPERTY AND EQUIPMENT
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment	10,972,271	10,972,271
Leasehold Improvements
Vehicles
Less Accumulated Depreciation	(9,335,593)	(9,299,978)
TOTAL PROPERTY & EQUIPMENT	$1,636,678	$1,672,293
OTHER ASSETS
Loans to Insiders*	393,344,298	382,392,561
Other Assets (attach schedule)	645,267,909	649,159,757
TOTAL OTHER ASSETS	$1,038,612,207	$1,031,552,318
TOTAL ASSETS	$1,045,776,825	$1,038,772,906

LIABILITIES AND OWNER EQUITY LIABILITIES NOT SUBJECT TO COMPROMISE	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Accounts Payable	31,554
Taxes Payable (refer to FORM MOR-4)
Wages Payable	48,287
Notes Payable
Rent/Leases - Building/Equipment
Secured Debt/Adequate Protection Payments	13,400,000
Professional Fees
Amounts Due to Insiders*
Other Postpetition Liabilities (attach schedule)	7,739,805	6,269,666
TOTAL POSTPETITION LIABILITIES	$21,219,646	$6,269,666
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt	217,652,730	216,123,174
Priority Debt
Unsecured Debt	226,601,408	225,537,969
TOTAL PRE-PETITION LIABILITIES	444,254,138	441,661,143

TOTAL LIABILITIES	$465,473,784	$447,930,809
OWNER EQUITY
Capital Stock	701,630,421	701,630,421
Additional Paid-In Capital	4,149,000	4,149,000
Partners’ Capital Account
Owner’s Equity Account
Retained Earnings - Pre-Petition	(114,937,324)	(114,937,324)
Retained Earnings - Postpetition	(10,539,056)
Adjustments to Owner Equity (attach schedule)
NET OWNER EQUITY	$580,303,041	$590,842,097
TOTAL LIABILITIES AND OWNERS EQUITY	$1,045,776,825	$1,038,772,906

* “Insider” is defined in 11 U.S.C. Section 101(31).

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: March 5-29, 2009

BALANCE SHEET - continuation sheet

ASSETS Other Current Assets	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE

Other Assets
Investments in subsidiaries	523,543,107	523,543,107
Income Taxes Receivable	45,117,503	49,738,943
Deferred taxes Receivable	67,698,850	67,698,850
Other Assets	8,908,449	8,178,857

LIABILITIES AND OWNER EQUITY Other Postpetition Liabilities	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Audit Accrual	587,839	471,172
Tax Accrual	287,499	269,166
Group RSP	42,518	38,183
Due to Magna International Inc.	968,469	1,109,176
Interest Accrual on Convertible Debentures	5,275,833	3,855,417
Interest on BMO Loan	256,254
Estimated IBNR	7,000	7,000
Severance Accrual	129,552	162,619
Legal Accrual	79,500	79,500
FSA Employee Deductions	275	275
ATM Settlement for the Tracks	7,344	7,344
Consulting Fees	48,522	9,814
Zurich Claim service fee	50,000	50,000
New York State Corporation	(800)
Directors Fees		210,000
Adjustments to Owner Equity

Postpetition Contributions (Distributions) (Draws)

Restricted Cash is cash that is restricted for a specific use and not available to fund operations.  Typically, restricted cash is segregated into a separate account, such as an escrow account.

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: March 5-29, 2009

STATUS OF POSTPETITION TAXES

The beginning tax liability should  be the ending liability from the prior month or, if this is the first report, the amount should be zero.  Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.

Attach photocopies of any tax returns filed during the reporting period.

Federal	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. T	Ending Tax Liability
Withholding
FICA-Employee
FICA-Employer
Unemployment
Income
Other:
Total Federal Taxes
State and Local
Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:
Total State and Local
Total Taxes

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

	Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	31,554					31,554
Wages Payable	48,287					48,287
Taxes Payable
Rent/Leases-Building
Rent/Leases-Equipment
Secured Debt/Adequate Protection Payments	13,400,000					13,400,000
Professional Fees
Amounts Due to Insiders*
Other: Accrued Liabilities	7,739,805					7,739,805
Other:
Total Postpetition Debts	21,219,646					21,219,646

Explain how and when the Debtor intends to pay any past-due postpetition debts.

* “Insider” is defined in 11 U.S.C. Section 101(31).

In re   Magna Entertainment Corp.

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period	539,865
+ Amounts billed during the period	160,962
- Amounts collected during the period	43,864
Total Accounts Receivable at the end of the reporting period	656,963

Accounts Receivable Aging
0 - 30 days old	103,032
31 - 60 days old	88,827
61 - 90 days old	37,540
91+ days old	427,564
Total Accounts Receivable	656,963
Amount considered uncollectible (Bad Debt)
Accounts Receivable (Net)	656,963

DEBTOR QUESTIONNAIRE

Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5.

Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

X